AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED
                             CONSIGNMENT AGREEMENT
                  (TOWN & COUNTRY CORPORATION AND SUBSIDIARIES)

     THIS AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED CONSIGNMENT AGREEMENT (this "Amendment Number One"), dated as of November 15, 1997, is entered into between Town & Country Corporation, a Massachusetts corporation ("T&C"), Town & Country Fine Jewelry Group, Inc., a Massachusetts corporation ("Group"), GL, Inc., a Massachusetts corporation ("GL"), L.G. Balfour Company, Inc., a Delaware corporation ("Balfour") (which aforesaid four corporations, individually and collectively, jointly and severally, and together with their successors and assigns, are herein referred to as "Co-Obligors"), and Fleet Precious Metals Inc., a Rhode Island corporation ("Consignor"), in light of the following:

     WHEREAS, Co-Obligors and Consignor are parties to that certain Second Amended and Restated Consignment Agreement dated as of July 3, 1996 (as from time to time amended, modified, supplemented, renewed, extended, or restated, including, without limitation, by this Amendment Number One, the "Consignment Agreement");

     WHEREAS, T&C intends to file the Chapter 11 Case (as defined below) for the purpose of confirming and consummating the Plan of Reorganization (as defined below); and

     WHEREAS, to facilitate the continued financing of Co-Obligors during the Chapter 11 Case and thereafter, Co-Obligors have requested that certain provisions of the Consignment Agreement be amended, and Consignor has agreed to amend such provisions in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

     1. Initially capitalized terms used herein have the meanings defined in the Consignment Agreement unless otherwise defined herein.

     2. The following defined terms are hereby added alphabetically to Section
1.1 of the Agreement:

        "Amendment Number One" means that certain Amendment Number One to Second Amended and Restated Consignment Agreement dated as of November 15, 1997, between Consignor, T&C, Group, GL, and Balfour, including all exhibits thereto.

        "Bankruptcy Court" means the United States Bankruptcy Court for the District of Massachusetts.

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        "Chapter 11 Case" means the reorganization proceeding of T&C under
     Chapter 11 of the United States Bankruptcy Code commenced by the filing of a petition with the Bankruptcy Court in November, 1997.

        "Guaranty Motion" means that certain motion, in the form attached to Amendment Number One as Exhibit A thereto, to be filed by T&C in the Chapter 11 Case.

        "Guaranty Order" means that certain order of the Bankruptcy Court, entered in the Chapter 11 Case, in the form attached to Amendment Number One as Exhibit B thereto, or in such other form as is approved in writing by Consignor.

        "Plan of Reorganization" means that certain plan of reorganization of T&C filed in the Chapter 11 Case, in the form attached to Amendment Number One as Exhibit C thereto, or in such other form as is approved in writing by Foothill.

        "Post-Emergence Obligations" means all Obligations arising or incurred after the end of the Relevant Period.

        "Pre-Petition Obligations" means all Obligations arising or incurred prior to the commencement of the Relevant Period.

        "Primary Buyer Entities" means Group, GL, and Balfour.

        "Relevant Period" means the period commencing at the moment of the filing of the petition initiating the Chapter 11 Case, and ending at the moment the Plan of Reorganization becomes effective.

        "Relevant Period Obligations" means all Obligations arising or incurred at any time during the Relevant Period.

        "T&C Guaranty" means a written guaranty, in the form attached to Amendment Number Five as Exhibit D thereto, guarantying the Relevant Period Obligations.

        "Unacceptable Plan" means a plan of reorganization for T&C that differs materially from the Plan of Reorganization and that has not been approved by Consignor.

     3. Attached hereto as Exhibit A and incorporated herein by this reference is the form of Guaranty Motion. Attached hereto as Exhibit B and incorporated herein by this reference is the form of Guaranty Order. Attached hereto as Exhibit C and incorporated herein by this reference is the form of Plan of Reorganization. Attached hereto as Exhibit D and incorporated herein by this reference is the form of T&C Guaranty.

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


     4. Anything in the Consignment Agreement and any other document evidencing or securing the indebtedness and obligations of Obligors to Consignor (the "Consignment Documents") to the contrary notwithstanding: (a) At all times during the Relevant Period, with respect to the Relevant Period Obligations, the status of T&C shall be that of a guarantor, pursuant to the T&C Guaranty, rather than that of a primary obligor and co-buyer; (b) At all times during the Relevant Period, and thereafter, with respect to the Pre-Petition Obligations, the status of T&C shall remain and continue to be that of a primary obligor and co-buyer; (c) At all times after the Relevant Period, with respect to all Obligations, including each of the Pre-Petition Obligations, the Relevant Period Obligations, and the Post-Emergence Obligations, T&C's status shall be that of a primary obligor and co-buyer (i.e., without limitation, after the Relevant Period, T&C's status as a guarantor, during the Relevant Period, of the Relevant Period Obligations, shall revert back to the status of a primary obligor and co-buyer with respect thereto as if there had been no Chapter 11 Case and as if this Amendment Number One had never existed); (d) All obligations of T&C under or with respect to the T&C Guaranty shall be "Obligations" as defined in the Security Documents, secured by any and all right, title, interest of T&C in and to any Collateral, and the T&C Guaranty shall be an "Underlying Transaction Document" as defined in the Security Documents; (e) At all times prior to, during, and after the Relevant Period, the status of each Primary Buyer Entity shall continue to be that of a primary obligor and co-buyer; (f) During the Relevant Period, with respect to the Relevant Period Obligations, any reference in the Consignment Documents to "Buyer" shall be deemed to refer to the Primary Buyer Entities as primary obligors and co-buyers, and to T&C as a guarantor pursuant to the T&C Guaranty; and (g) Except as otherwise expressly provided in this Amendment Number One, during the Relevant Period, and thereafter, all provisions of the Consignment Agreement, Security Documents and all other documents relating thereto (the "Consignment Documents") applicable to Buyer, including covenants, reporting requirements, and financial calculations, shall continue to apply to T&C as well as the other Primary Buyer Entities, except that, during the Relevant Period, T&C shall not be entitled to buyer or obtain Precious Metal under the Consignment Documents. Nothing herein is intended to affect, diminish, or impair any Pre-Petition Obligation of any Co-Obligor, or any lien on any Collateral securing any such Obligations.

     5. Consignor waives any Event of Default occasioned solely by the commencement by T&C of the Chapter 11 case. In addition to the Events of Default enumerated in the Consignment Agreement, an Event of Default shall occur if the Bankruptcy Court confirms an Unacceptable Plan.

     6. Co-Obligors hereby represent and warrant to Consignor as follows: (a) The execution, delivery, and performance by Co-Obligors of this Amendment Number One have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable; and
(b) The Consignment Agreement, as amended by this Amendment Number One, constitutes the legal, valid, and binding obligation of Co-Obligors, enforceable against Co-Obligors in accordance with its terms, without defense, counterclaim, or offset.

     7. Except as herein expressly amended, all terms, covenants and provisions of the Consignment Agreement are and shall remain in full force and effect and all references therein to

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

the Consignment Agreement shall henceforth refer to the Loan Agreement as amended by this Amendment Number One. This Amendment Number One shall be deemed incorporated into, and part of, the Consignment Agreement.

     8. This Amendment Number One shall be governed by, and construed and enforced in accordance with, the laws of the State of Rhode Island.

     9. This Amendment Number One, together with the Consignment Agreement and the other Consignment Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment Number One supersedes all prior drafts and communications with respect thereto. This Amendment Number One may not be amended except in writing executed by both of the parties hereto.

     10. If any term or provision of this Amendment Number One shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment Number One or the Consignment Agreement, respectively.

     11. This Amendment Number One shall not be effective until the following conditions precedent are satisfied (or waived by Consignor in its sole discretion): (a) Each party named on the signature pages of this Amendment Number One has executed and delivered a counterpart of this Amendment Number One prior to the commencement of the Chapter 11 Case, (b) Consignor has received an amendment fee of $5,000, which fee is earned in full by Consignor and due and payable by Co-Obligors to Consignor concurrently with the execution and delivery of this Amendment Number One by Consignor; (c) Consignor shall have received a Letter of Credit for the account of Group in form and substance satisfactory to Consignor in all respects in its sole discretion; provided, however, at all times that the value of all Consigned Precious Metal outstanding on consignment under the Consignment Agreement from time to time shall be less than or equal to 95% of the available face amount of the Letter of Credit; (d) The Chapter 11 Case shall have been commenced; (e) The Plan of Reorganization shall have been filed with the Bankruptcy Court by T&C; (f) The Guaranty Motion shall have been filed with the Bankruptcy Court by T&C; (g) The Guaranty Order shall have been entered by the Bankruptcy Court, and shall not have been stayed or reversed on appeal; and (h) The T&C Guaranty shall have been executed and delivered by T&C to Foothill. If the foregoing conditions precedent are satisfied (or waived by Consignor in its sole discretion) on or before November 30, 1997 (or such later date agreed to in writing by Consignor), this Amendment Number One shall be effective retroactive to, and as of, November 13, 1997, prior to the commencement of the Chapter 11 Case. If the foregoing conditions precedent are not satisfied (or waived by Foothill in its sole discretion) on or before November 30, 1997 (or such later date agreed to in writing by Consignor), this Amendment Number One shall be null and void and of no force or effect.

     12. This Amendment Number One may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment Number One by telefacsimile shall be equally as effective as delivery of an original executed counterpart

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

of this Amendment Number One. Any party delivering an executed counterpart of this Amendment Number One by telefacsimile also shall deliver an original executed counterpart of this Amendment Number One but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment Number One.

    IN WITNESS WHEREOF, this Amendment Number One has been executed and delivered as an instrument under seal as of the date first set forth above.



                                       TOWN & COUNTRY CORPORATION, a
                                       Massachusetts corporation

                                       By: ____________________________________

                                       Name: __________________________________

                                       Title: _________________________________


                                       TOWN & COUNTRY  FINE  JEWELRY  GROUP,
                                       INC.,  a  Massachusetts corporation

                                       By: ____________________________________

                                       Name: __________________________________

                                       Title: _________________________________


                                       GL, INC., a Massachusetts corporation

                                       By: ____________________________________

                                       Name: __________________________________

                                       Title: _________________________________


                                       L.G. BALFOUR COMPANY, INC., a Delaware
                                       corporation

                                       By: ____________________________________

                                       Name: __________________________________

                                       Title: _________________________________


                       (Signatures continued on next page)


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



                                     FLEET PRECIOUS METALS INC., a Rhode Island corporation

                                       By: ____________________________________

                                       Name: __________________________________

                                       Title: _________________________________


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